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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): AUGUST 24, 2006

                                LIBERTY MEDIA LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                      001-16615               20-5272297
-------------------------------         ------------        --------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (720) 875-5400


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01.  REGULATION FD DISCLOSURE

On August 24, 2006, Liberty Media Corporation ("Liberty"), the parent company of Liberty Media LLC, issued a press release announcing that it and IDT Corporation ("IDT") had completed the first stage of the previously announced acquisition by Liberty of IDT's Entertainment Division. The closing encompasses all of IDT Entertainment's U.S. and certain international operations. The parties expect that the remainder of the transaction comprising IDT Entertainment's Canadian and Australian operations will occur in the next several weeks. IDT Entertainment will be combined with Liberty subsidiary Starz Entertainment Group and will be attributed to the Liberty Capital Group.

This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2006

                                        LIBERTY MEDIA LLC


                                        By: /s/ CHRISTOPHER W. SHEAN
                                            ------------------------------------
                                            Name:  Christopher W. Shean
                                            Title: Senior Vice President
                                                      and Controller